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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2002
(Date of earliest event reported)

RWD Technologies, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-22145 (Commission File Number)
52-1552720 (IRS Employer Identification No.)
10480 Little Patuxtent Parkway Columbia, Maryland (Address of Principal Executive Offices)	21044 (ZIP Code)

Registrants telephone number, including area code:
(410) 730-4377

Item 5.    Other Events

        On July 23, 2002, RWD Technologies, Inc. (the Registrant and the Corporation), by a press release attached as Exhibit 99.1 to this report, and a conference call held July 24, 2002, and the script attached as Exhibit 99.2 to this report, and incorporated herein by reference, commented on the financial results for the second fiscal quarter ended June 30, 2002. Management also discussed the Corporation's outlook for the remainder of 2002.

        Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report and made during the conference call. For those statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 7.    Financial Statements and Exhibits

        (c)    Exhibits

99.1	Press Release dated July 23, 2002.
99.2	July 24, 2002 Conference Call Script.

Item 9.    Regulation FD Disclosure

        The Registrant elects to disclose through this filing, pursuant to Regulation FD, the information set forth in the July 24, 2002 conference call script of Dr. Robert W. Deutsch and Beth Marie Buck. Due to technical difficulties encountered by the wire service, the advance notice of the earnings conference call was delayed.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RWD TECHNOLOGIES, INC. (Registrant)
By:	/s/ BETH MARIE BUCK
Beth Marie Buck Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: July 25, 2002

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press Release dated July 23, 2002.
99.2	July 24, 2002 Conference Call Script.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX